Supplement dated January 2, 2002 to the Advantus Series Fund, Inc. Prospectus dated May 1, 2001:


The section captioned "Investing in the Fund - Managing the Portfolios" on pages 57 and 58 of the Prospectus are supplemented as follows:

Effective January 2, 2002, Thomas A. Gunderson is the sole portfolio manager of the Growth Portfolio.

Effective January 2, 2002, Allen D. Steinkopf is a co-portfolio manager of the Asset Allocation Portfolio. He joins Matthew D. Finn and Wayne R. Schmidt, who continue as lead portfolio manager and co-portfolio manager, respectively, of the Portfolio. Mr. Steinkopf has been a portfolio manager of Advantus Capital since May 2000, an assistant portfolio manager with Advantus Capital from June 1998 to April 2000, and an investment officer with Advantus Capital from June 1993 to June 1998.

Effective January 2, 2002, Matthew D. Finn is the lead portfolio manager of the Value Stock Portfolio. He joins Matthew Norris, who continues as co-portfolio manager. Mr. Finn has been Vice President and Head of Equities with Advantus Capital since July 1, 2001. Mr. Finn was formerly Senior Vice President and Chief Investment Officer - Growth and Income Group, Evergreen Investment Management, Inc. from March 1998 to June 2001, and Vice President and Investment Officer of Advantus Capital from April 1994 to March 1998.

Investors should retain this supplement for future reference.
F. 57120 1-2002